Exhibit 99.1

May 31, 2011

Dear Mr. Jianhua Lv and Board Members:

It is with mixed feelings that I hereby resign my positions of Vice Chairman, Secretary and the Board of the Directors of Sinocoking Coal and Chemical Industries Inc. effective immediately.

I want to express my appreciation to all of your management team for the dedication and effort to move the company forward.

Thank you for the opportunities you have provided me during my time with Sinocoking.

Please file a form 8-K with the United States Securities and Exchange Commission in a timely manner.

Sincerely,

/s/ Liuchang Yang

Liuchang Yang